UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): January 10, 2008
FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)

Montana	000-49733	81-0331430

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

401 North 31st	59116

(Address of principal executive offices)	(Zip Code)
(406) 255-5390
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On January 10, 2008, First Interstate BancSystem, Inc. (the “Registrant”) completed the acquisition of all of the outstanding stock of The First Western Bank Sturgis, Sturgis, South Dakota; First Western Bank, Wall, South Dakota; and, First Western Data, Inc., a South Dakota corporation.
The entities were purchased from Christen Group, Inc., formerly known as First Western Bancorp, Inc., pursuant to a Stock Purchase Agreement (“Purchase Agreement”) dated September 18, 2007. The Purchase Agreement was previously filed as an exhibit to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on September 19, 2007.
Additional information regarding completion of the acquisition will be provided by the Registrant on a subsequent Current Report on Form 8-K expected to be filed no later than January 16, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 11, 2008

FIRST INTERSTATE BANCSYSTEM, INC.
By:	/s/ LYLE R. KNIGHT
Lyle R. Knight
President and Chief Executive Officer